Investor Presentation May 2013 Exhibit 99.1 NASDAQ: NTLS

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted
EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, acquisition related charges, net loss from discontinued operations and costs related to the separation of the wireless and wireline companies.
Please review the reconciliations and other definitions of non-GAAP financial measures contained in the press releases filed by the Company with the SEC,
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,”
“should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship and the potential outcome of any disputes with Sprint Nextel (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our senior credit facility; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur.
These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on
Form 10-K.
including those filed on Form 8-K on April 30, 2012,  August 1, 2012, November 1, 2012 , February 28, 2013 and May 7, 2013.

Company Overview

Leading pure-play wireless carrier in mid-Atlantic region
Headquartered in Waynesboro, VA
Exclusive CDMA Network provider for Sprint in WV and Western VA
NTELOS-branded retail postpay and prepay subscribers; robust wholesale business
NASDAQ: NTLS
NASDAQ: NTLS – Market Capitalization approximately $324 million¹
7.9 million licensed POPs; covered POPs of 6.0 million; approx. 451,000 subscribers
¹ As of market close 5/13/13

Investment Considerations
Leading “pure-play” Mid-Atlantic regional wireless company

Strategic asset set
Strong free cash flow
Broad geographic and network technology footprint
Experienced management team
NASDAQ: NTLS
Competitive and diversified business model

Key Operating Strategies

Elevate brand & best value in wireless position to improve quality of subscriber base and grow market share
Enhance customer experience at all touch points by focusing on core differentiators of Savings, Simplicity and Service to improve customer satisfaction and reduce subscriber churn
Leverage disciplined network investments to expand revenues and margins
Drive Smartphone and data services penetration to increase ARPU
NASDAQ: NTLS
Manage cost structure to improve profitability

Regional Wireless Service Provider NASDAQ: NTLS 6 Ntelos Covered Network Sprint Wholesale Markets STRATEGIC NETWORK ASSETS

Carriers Without Network Assets in NTELOS’s Footprint

NASDAQ: NTLS
West Virginia / Virginia West
Leap
Metro PCS
Sprint¹
T-Mobile
US Cellular²
Virginia East
Leap
Metro PCS
US Cellular
¹Sprint’s retail business runs on NTELOS’s Network
²US Cellular has network assets and retail business within a portion of NTELOS’s footprint

Attractive Spectrum Portfolio

NASDAQ: NTLS
Average Spectrum Depth in Key Markets
Source: Map Info: Custom Data, Total Population – Current Year and Five Year USA by Block Group: United States, SO215245
Band Commentary
PCS
Average depth of 23 MHz
Scarce strategic asset
AWS
Significant spectrum
holdings in contiguous
markets in western Virginia
Currently undeployed
MHZ
3,673
2,710
1,767
1,016
Licensed POPs
(000’s)
302
200
209
216
205
278
66
0 10 20 30
Virginia East
Virginia West
West Virginia
Other
Roanoke, VA
Highland, VA
Bedford, VA
Giles, VA
Charlottesville, VA
Lynchburg, VA
Bath, VA
PCS AWS

Competitively Differentiated Retail Model
SAVINGS SIMPLICITY SERVICE
Driving consideration for
“the best value in
wireless” proposition
Making it “easy” to switch Creating “raving fans”
through superior
customer service

NASDAQ: NTLS
Note: Historical examples of campaigns; not to be considered current offers.

Closing the Device Gap on Competition

NASDAQ: NTLS
Best
Q4 2009 Q4 2010 1Q 2013
Better
Good
LG Optimus
Plus
Motorola
Defy XT
Alcatel One
Touch Ultra
Motorola
Milestone 3
HTC One V
Samsung Galaxy S II
Motorola
RAZR MAXX
Motorola
Milestone PLUS
iPhone 4
iPhone 4S
iPhone 5
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Hero
Android
BlackBerry
Pearl
8130
HTC 6800
HTC Touch
Diamond
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Snap
HTC Hero
Android
BlackBerry
Tour 9630

Smartphone Penetration

NASDAQ: NTLS
iPhone Update:
14,700 or 72% sold to new customers
5,800 or 28% sold to upgrading
subscribers
As of March 31, 2013:
20,500 iPhones sold in 1Q13
30% of 1Q13 gross additions were iPhones
27% of postpaid base had iPhones as of
March 31, 2013
63% of postpaid subscribers have a
smartphone
53% of prepaid subscribers have a
smartphone
0%
10%
20%
30%
40%
50%
60%
70%
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
Smartphone Penetration

NTELOS Branding Resonating With Consumers

Positive net ports
vs. all other carriers
Source: Independent third-party research studies.
(4,000)
(2,000)
0
2,000
4,000
6,000
8,000
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
Net Ports
1Q11 1Q12 1Q13
Unaided
Awareness
16%
28% 31%
Unaided
Recall
13%
24% 27%
Purchase
Consideration
6%
14% 12%

Managing Churn to Enhance Profitability

NASDAQ: NTLS
Prepaid Churn
Postpaid Churn
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
1.0%
1.5%
2.0%
2.5%
3.0%
3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013

Subscribers – Return to Growth

NASDAQ: NTLS
Highest quarterly net adds since 1Q08
(4,700)
(9,800)
(500)
6,800
3,500
5,500
9,300
11,400
(15,000)
(10,000)
(5,000)
0
5,000
10,000
15,000
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013

Average Revenue Per User (ARPU)

NASDAQ: NTLS
1Q13 Blended ARPU up 10% year-over-year to $53.87
1Q13 Postpaid ARPU up 15% year-over-year to $62.67
+10%
$46.00
$47.00
$48.00
$49.00
$50.00
$51.00
$52.00
$53.00
$54.00
$55.00
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
Blended ARPU
$50.00
$52.00
$54.00
$56.00
$58.00
$60.00
$62.00
$64.00
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
Postpaid ARPU
+15%

Significant Growth in Operating Revenues

NASDAQ: NTLS
millions
+8%
1Q13 revenue increased 8% from 1Q12 to $119.3 million
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
1Q 2012 1Q 2013
Retail Wholesale & Other

Retail Revenue Gains Momentum

NASDAQ: NTLS
millions
Subscriber revenue growth driven by both:
ARPU growth
Subscriber growth
1Q13 retail revenue increased 3% sequentially and 12% from 1Q12 to $77.6 million
Highest level since 1Q109
+12%
$64.0
$66.0
$68.0
$70.0
$72.0
$74.0
$76.0
$78.0
$80.0
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013

Wholesale/Other Revenue Shows Growth 18 NASDAQ: NTLS millions +1% 1Q13 wholesale/other revenue increased 1% from 1Q12 to $41.8 million $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 1Q 2012 1Q 2013

Growth in Cell Sites

NASDAQ: NTLS
Expands wholesale coverage
Controls roaming costs
Mitigates churn risk
As of March 31, 2013, 88% of cell sites support 3G EV-DO
Remaining sites expected to be upgraded by Summer 2013
1,365
1,378
1,396
1,429
1,431
1,320
1,340
1,360
1,380
1,400
1,420
1,440
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013

Network Evolution
NASDAQ: NTLS

• 6.0mm covered POPs; 7.9 mm licensed
POPs
• 88% of covered POPs are served with 3G
EV-DO Rev. A
• Primarily Alcatel Lucent equipment
• 1,431 cell sites deployed
• Market level spectrum holdings ranging from
10 MHz to 50 MHz
• PCS average depth of 23 MHz
• AWS average depth of 20 MHz
• Additional spectrum includes
• Small amount of WCS and BRS
• Opportunities for additional spectrum
and spectrum sharing being evaluated
• Upgrade history
• 1xRTT launched in 2002
• EV-DO Rev A launched in 2008
• LTE Drivers
• Serve the needs of our retail
subscribers
• Maintain competitive position in
marketplace
• Optimize long-term network
operating cost with new technology
• Serve the needs of our largest
wholesale customer, Sprint
• Deployment Plan
• Launch first LTE markets in 2H 2013
• Complete initial build-out by year-end
2014; 70% of covered POPs
• Devices supporting Band Classes 2,
4 and 25
• Estimated network CapEx of
approximately $60mm to $65mm
Current network
4G LTE upgrade plans

Sprint Strategic Network Alliance Evolution

NASDAQ: NTLS
1999
8/1999: Agreement
with Horizon PCS
(Sprint affiliate)
10/2010: Sprint
announces
Network Vision
2010
8/2004: Horizon
bankruptcy; Sprint
agreement signed
8/2007: Amends
agreement with Sprint
10/2006: Sprint
launches EV-DO
Rev A in San Diego
2006
9/2012: Sprint has 19
metropolitan areas
with 4G LTE
2012
2008
3/2008: Launch
of EV-DO
11/2008: Completes
EV-DO build
2013
3/2013: Sprint has
88 metropolitan
areas with 4G LTE
2008
2004

Sprint Strategic Network Alliance Service

NASDAQ: NTLS
Exclusively provides 3G services to large number of Sprint home and travel subscribers
Encompasses approximately
• 2.0mm covered POPs in WV and Western VA
• 823 cell sites
• 36,800 square miles
Provides ~$40mm in quarterly revenues
Sprint relationship update
• Rate dispute previously outlined remains outstanding; ranges updated to:
• Sprint’s favor: $11.0 million
• nTelos’s favor: $18.0 million
• $4.2 million unrelated dispute raised during 3Q, isolated to historical billing issues
• $14.1 million accrual recorded for the disputes, included in current liabilities

Sprint Strategic Network Alliance Leverages NTELOS’s Network

NASDAQ: NTLS
Strategic Network Alliance revenues
(1)
(1)
Excludes roaming
Sprint Nextel Strategic Network Alliance
through at least July 2015
$9 million monthly minimum revenue
guarantee
Attractive contribution to margin
Growing Usage
Significant growth in data usage
since EV-DO launched
Voice continues to grow
Calculated revenues exceeded
the $9 million monthly minimum in
all quarters of 2011 and 2012
millions
$22
$23
$23
$24
$24
$25
$24
$23
$11
$13
$15
$16
$17
$17
$17
$17
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
Total Voice Total Data

Financial Summary

Operating Revenues

NASDAQ: NTLS
millions
+8%
$69
$70
$71
$75
$77
$41
$42
$43
$42
$42
$111
$112
$115
$117
$119
$0
$20
$40
$60
$80
$100
$120
$140
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
Sprint, Wholesale & Other Retail

Adjusted EBITDA

NASDAQ: NTLS
millions
Investments in network and smartphone lineup driving return to growth in EBITDA
$36
$34
$32
$33
$37
$29
$30
$31
$32
$33
$34
$35
$36
$37
$38
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013

Historical Financial Performance

NASDAQ: NTLS
Revenue Adjusted EBITDA
$407
$423
$454
$100
$140
$180
$220
$260
$300
$340
$380
$420
$460
2010 2011 2012
millions
$142
$143
$135
$135 - $145
$50
$70
$90
$110
$130
$150
2010 2011 2012 2013 G
millions

Managing Free Cash Flow with Disciplined Capital Investment

NASDAQ: NTLS
CapEx
millions
millions
CapEx
Adjusted EBITDA less CapEx
Note: Excludes wireline and related capex incurred prior to business separation
Revenue
Revenue
millions
$85
$97
$71
$50
$58
$70
$75 - $85
$350
$375
$400
$425
$450
$475
$0
$25
$50
$75
$100
2007 2008 2009 2010 2011 2012 2013 G
Maintenance, IT & Other Capacity Growth EV-DO
$59
$60
$85
$92
$85
$63
$0
$25
$50
$75
$100
2007 2008 2009 2010 2011 2012

Capitalization Overview ($ in millions) March 31, 2013 Cash $99.5 Total Debt $493.4 Net Debt $393.9 LTM Adjusted EBITDA $136.3 Secured Term Loan $492.5 Net Debt Leverage 2.9x NASDAQ: NTLS 29

Guidance (as of May 7, 2013) NASDAQ: NTLS 30 FY 2013 Adjusted EBITDA of $135 million - $145 million FY 2013 CapEx of $75 million - $85 million 2013 net adds expected to exceed 2012 net adds

Senior Executives—Wireless Veterans
JIM HYDE
CEO, President and Director
STEB CHANDOR
EVP, CFO and Treasurer
CONRAD HUNTER
EVP, COO
Former CEO, T-Mobile UK
Former T-Mobile USA /
Western Wireless /
VoiceStream Sr. Exec
18 years industry experience
Former CFO, iPCS Wireless
Former CFO, Metro One
Telecommunications
17 years industry experience
Former COO, iPCS Wireless
Former VP of Midwest
Operations, U.S. Cellular
Corporation
33 years industry experience

NASDAQ: NTLS

Summary
Leading “pure-play” Mid-Atlantic regional wireless company

Strategic asset set
Strong free cash flow
Broad geographic and network technology footprint
Experienced management team
NASDAQ: NTLS
Competitive and diversified business model

Appendix

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
Year Ended:
(In thousands) 2012 2011 2010 2009 2008 2007
Net Income Attributable to NTELOS Holdings Corp. 18,387 $                   (23,715) $                  44,808 $                   63,285 $                  44,829 $                   32,453 $
Net income attributable to noncontrolling interests 1,941 (1,769) (1,417) (851)
Net Income
20,328 (21,946) 46,225 64,136 44,829 32,453
Discontinued operations, net - (45,386) 16,882 18,054 16,002 12,638
Income from continuing operations
20,328 23,440 29,343 46,082 28,827 19,815
Interest expense 22,944 23,380 24,728 15,922 17,024 24,520
Loss (gain) on derivatives - 264 147 (2,100) 9,531 3,527
Income taxes 12,676 16,363 20,251 26,526 20,787 17,161
Corporate financing fees - 1,567
Other expense (income), net 7,194 1,240 413 971 1,402 2,953
Operating income
63,142 66,254 74,882 87,401 77,571 67,976
Depreciation and amortization     63,258 63,083 58,016 63,015 75,982 70,102
Accretion of asset retirement obligations 637 658 770 695 914 746
Equity-based compensation 6,029 6,072 5,270 3,227 2,729 4,328
Acquisition related charges - - 2,815 1,477 570
Business separation charges ¹
1,660 6,997 352
Adjusted EBITDA
134,726 $                 143,064 $                 142,105 $                 155,815 $                 157,196 $                 143,721 $

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
1Q 2013 4Q12 3Q12 2Q12 1Q12
Net Income Attributable to NTELOS Holdings Corp. 5,493 $                     321 $                        4,608 $                     5,606 $                     7,852 $
Net income attributable to noncontrolling interests 529                           443                           488                           881                           129
Net Income 6,022                        764                           5,096                        6,487                        7,981
Discontinued operations, net -                           -                            -                            -                           -
Income from continuing operations 6,022                        764                           5,096                        6,487                        7,981
Interest expense 7,361                        6,651                        5,432                        5,433                        5,428
Loss (gain) on derivatives -                           -                            -                            -                           5
Income taxes 3,744                        (454)                          3,141                        4,609                        5,380
Other expense (income), net 369                           7,038                        50                             44                            57
Operating income 17,496                      13,999                      13,719                      16,573                      18,851
Depreciation and amortization     18,456                      17,440                      15,810                      15,101                      14,907
Accretion of asset retirement obligations 143                           174                           163                           151                           149
Equity-based compensation 1,321                        1,346                        1,478                        1,536                        1,669
Business separation charges ¹
-                           56                             684                           635                           285
Adjusted EBITDA
37,416 $                  33,015 $                    31,854 $                    33,996 $                  35,861 $
1
  Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.

NASDAQ: NTLS
NTELOS Holdings Corp.
ARPU Reconciliation
Average Monthly Revenue per User (ARPU)
1
1Q13 4Q12 3Q12 2Q12 1Q12 FY 2012 FY 2011
(In thousands, except for subscribers and ARPU)
Operating Revenues 119,345 $ 117,398 $ 114,466 $ 111,585 $ 110,540 $ 453,989 $ 422,629 $
Less: Equipment revenue from sales to new customers (3,521) (3,808) (3,333) (4,026) (3,874) (15,041) (9,091)
Less: Equipment revenue from sales to existing customers (3,117) (3,315) (3,416) (3,903) (4,403) (15,037) (17,793)
Less: Wholesale, other and adjustments (40,918) (41,488) (42,380) (41,061) (40,836) (165,765) (143,477)
Gross subscriber revenue 71,789 68,787 65,337 62,595 61,427 258,146 252,268
Less:  prepay subscriber revenue (15,205) (14,823) (14,103) (14,001) (13,403) (56,330) (48,758)
Less:  adjustments to prepay subscriber revenue (479) (237) (434) (382) (653) (1,706) (1,175)
Gross postpay subscriber revenue  56,105 $  53,727 $  50,800 $  48,212 $  43,371 $  200,110 $ 202,335 $
Prepay subscriber revenue 15,205 14,823 14,103 14,001 13,403 56,330 48,758
Plus:  adjustments to prepay subscriber revenue 479 237 434 382 653 1,706 1,175
Gross prepay subscriber revenue 15,684 $  15,060 $  14,537 $  14,383 $  14,056 $  58,036 $  49,933 $
Average number of subscribers 444,244 434,457 427,610 422,247 417,195 425,377 422,256
Total ARPU  53.87 $    52.78 $    50.93 $    49.41 $    49.08 $    50.57 $    49.79 $
Average number of postpay subscribers 298,414 292,668 287,165 284,834 289,047 288,428 298,992
Postpay ARPU  62.67 $    61.19 $    58.97 $    56.42 $    54.63 $    57.82 $    56.39 $
Average number of prepay subscribers 145,831 141,789 140,446 137,413 128,148 136,949 123,264
Prepay ARPU 35.85 $    35.41 $    34.50 $    34.89 $    36.56 $    35.31 $    33.76 $
Gross subscriber revenue  71,789 68,787 65,337 62,595 61,427 258,146 252,268
Less: voice and other feature revenue (42,658) (41,379) (39,366) (37,708) (37,579) (156,032) (171,882)
Data revenue 29,131 $  27,408 $  25,971 $  24,887 $  23,848 $  102,114 $ 80,386 $
Average number of subscribers 444,244 434,457 427,610 422,247 417,195 425,377 422,256
Total Data ARPU  21.86 $    21.03 $    20.25 $    19.65 $    19.05 $    20.00 $    15.86 $
Gross postpay subscriber revenue 56,105 53,727 50,800 48,212 47,371 200,110 202,335
Less: postpay voice and other feature revenue (35,952) (34,651) (33,028) (31,490) (31,432) (130,601) (144,114)
Postpay data revenue 20,153 $  19,076 $  17,772 $  16,722 $  15,939 $  69,509 $  58,221 $
Gross prepay subscriber revenue 15,684 15,060 14,537 14,383 14,056 58,036 49,933
Less: prepay voice and other feature revenue (6,706) (6,728) (6,338) (6,218) (6,147) (25,431) (27,768)
Prepay data revenue 8,978 $    8,332 $    8,199 $    8,165 $    7,909 $    32,605 $  22,165 $
Average number of postpay subscribers 298,414 292,668 287,165 284,834 289,047 288,428 298,992
Postpay data ARPU  22.51 $    21.73 $    20.63 $    19.57 $    18.38 $    20.08 $    16.23 $
Average number of prepay subscribers 145,831 141,789 140,445 137,413 128,148 136,949 123,264
Prepay data ARPU  20.52 $    19.59 $    19.46 $    19.81 $    20.57 $    19.84 $    14.99 $
Average monthly revenue per user (ARPU) is computed by dividing service revenues per period by the average number of subscribers during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated statements of operations. The
Company closely monitors the effects of new rate plans and service offerings on APRU in order to determine their effectiveness. ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company’s performance in attracting and retaining high-value customers.
1